UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 5, 2014

American Greetings Corporation

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-13859	34-0065325
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One American Road Cleveland, Ohio	44144
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 252-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 5, 2014, American Greetings Corporation, an Ohio corporation (the “Company”), Century Intermediate Holding Company, a Delaware corporation (“Holdings”), and certain wholly-owned domestic direct and indirect subsidiaries of the Company entered into the Third Amendment to Credit Agreement (the “Amendment”), which amends the Credit Agreement dated as of August 9, 2013 (as previously amended, the “Credit Agreement”), among the Company, Holdings, the lenders party thereto (the “Lenders”), PNC Bank, National Association, as the revolver agent and the collateral agent, and Bank of America, N.A., as the global administrative agent.

The Amendment modifies the Credit Agreement to, among other things: (i) reduce the interest rate applicable to revolving loans by 50 basis points and the interest rate applicable to the term loan by 75 basis points, (ii) remove the LIBOR floor, (iii) reduce the commitment fee applicable to unused revolving commitments by 12.5 basis points and (iv) reset the general restricted payment basket to $35,000,000.

Certain of the agents and the lenders under the Credit Agreement have in the past provided, are currently providing and may in the future provide advisory and lending services to, or engage in transactions with, the Company and its subsidiaries or affiliates (including through certain subsidiaries or affiliates of such agents and lenders). The agents and the lenders have received, and may in the future receive, customary compensation from the Company and its subsidiaries or affiliates for such services and in respect of such transactions.

The above description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment and the Credit Agreement, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are furnished with this Current Report on Form 8-K:

10.1	Third Amendment to Credit Agreement, dated as of September 5, 2014, among the Company, Holdings, certain wholly-owned domestic direct and indirect subsidiaries of the Company, the Lenders, PNC, as the revolver agent and the collateral agent, and Bank of America, N.A., as the global administrative agent (filed herewith).

10.2	Credit Agreement, dated as of August 9, 2013, among the Company, Holdings, the Canadian Borrowers (as defined therein) from time to time party thereto, Bank of America, N.A., as the global administrative agent, PNC, as the revolver agent, swing line lender, an issuer of letters of credit and the collateral agent, and the lenders and other agents party thereto (incorporated by reference herein from Exhibit 10.1 to the Company’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on August 13, 2013; File No. 001-13859).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

American Greetings Corporation
(Registrant)

By:	/s/ Christopher W. Haffke
Christopher W. Haffke
Vice President, General Counsel and
Secretary

Date: September 10, 2014

EXHIBIT INDEX

Number	Exhibit

10.1	Third Amendment to Credit Agreement, dated as of September 5, 2014, among American Greetings Corporation, Century Intermediate Holding Company, certain wholly-owned domestic direct and indirect subsidiaries of American Greetings Corporation, the lenders party thereto, PNC Bank, National Association, as the revolver agent and the collateral agent, and Bank of America, N.A., as the global administrative agent (filed herewith)

10.2	Credit Agreement, dated as of August 9, 2013, among Century Merger Company, Holdings, the Canadian Borrowers from time to time party thereto, Bank of America, N.A., as the global administrative agent, PNC Bank, National Association, as the revolver agent, swing line lender, an issuer of letters of credit and the collateral agent, and the lenders and other agents party thereto (incorporated by reference herein from Exhibit 10.1 to the Company’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on August 13, 2013; File No. 001-13859)